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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: July 17, 1996



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



         California                File No. 0-19231           68-0166366
State or other jurisdiction of   (Commision File Number)     (IRS Employer
 Incorporated or organization)                             Identification No.)



  111 Santa Rosa Avenue, Santa Rosa, California                 95404-4905
    (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (707) 545-9611





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Item 5.  Other Events

Press release for the following (articles attached):

         1. Redwood Empire Bancorp declares quarterly dividend on its preferred stock.













                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            7-18-96
Date:  ___________________             REDWOOD EMPIRE BANCORP
                                            (Registrant)


                                           /s/ Gale D. Bridgeman
                                       By:__________________________
                                           Gale D. Bridgeman
                                           Vice President/Controller and
                                           Principal Accounting Officer


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                                    FOR:         REDWOOD EMPIRE BANCORP

                            APPROVED BY:         James Beckwith
                                                 Chief Financial Officer
                                                 (707) 573-4988

                                CONTACT:         Morgen-Walke Associates
                                                 Doug Sherk, Jenifer Kirtland
                                                 (415) 296-7383
                                                 Emily Dupree, Elissa Grabowski
                                                 (212) 850-5600

For Immediate Release

                         REDWOOD EMPIRE BANCORP DECLARES
                      QUARTERLY DIVIDEND ON PREFERRED STOCK
SANTA ROSA, CA (July 17, 1996) -- Redwood Empire Bancorp (AMEX:REB) today announced that at its meeting yesterday, the Board of Directors declared a quarterly dividend on the Company's 7.80% Noncumulative Convertible Perpetual Preferred Stock of 19.5 cents per share. The dividend is payable on August 14, 1996 to shareholders of record on July 30, 1996.
         Redwood Empire Bancorp is the holding company for two operating subsidiaries: National Bank of the Redwoods, a commercial bank, and Allied Bank, F.S.B., a savings bank. The Company operates through branches and loan production offices in various California locations, as well as Portland, Oregon.

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